Prospectus Supplement                                           38365 11/97
dated November 10, 1997 to Prospectus dated November 30, 1996, as revised May 30, 1997:

The following replaces the third paragraph of the section entitled "Basic investment strategy":

     THE FUND INVESTS PRIMARILY IN HIGH-YIELDING, HIGHER-RISK, LOWER-RATED TAX-EXEMPT SECURITIES CONSTITUTING A PORTFOLIO THAT PUTNAM INVESTMENT MANAGEMENT, INC., THE FUND'S INVESTMENT MANAGER ("PUTNAM MANAGEMENT"), BELIEVES DOES NOT INVOLVE UNDUE RISK TO INCOME OR PRINCIPAL. Differing yields on tax-exempt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. High yields are generally available from securities in the lower categories of nationally recognized securities rating agencies (such as Baa or MIG-4 or lower by Moody's Investors Service, Inc. ("Moody's") and BBB or SP-3 or lower by Standard & Poor's ("S&P")), or from unrated securities of comparable quality. Securities rated below BBB and Baa (and comparable unrated securities) are commonly known as "junk bonds," and are considered to be of poor standing and predominantly speculative. The fund may invest up to 10% of its total assets in securities rated below Ca or CC by each of the agencies rating the security, including securities in the lowest rating category of each rating agency, and in unrated securities that Putnam Management determines are of comparable quality. Such securities may be in default and are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing. The fund is not subject to any other
     restrictions based on securities ratings.   The rating
     services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the appendix to this prospectus. The foregoing investment limitations will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency.